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                                  EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 22, 1997 (except with respect to the second paragraph of Note 4, as to which the date is March 21, 1997) included in NetManage, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement on Form S-8.


                                      /s/ Arthur Andersen LLP
                                      -----------------------------
                                      ARTHUR ANDERSEN LLP


San Jose, California
April 2, 1997





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